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                                                                  EXHIBIT 23.2
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1998, included in the Annual Report on Form 10-K of Power Integrations, Inc. for the year ended December 31, 1997.



                                               ARTHUR ANDERSEN LLP

San Jose, California
June 8, 1998